FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                           Date of Report: May 17, 2002


                           Crown International Inc./FL
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



         Florida                   000-31915              65-0716874
         -------                   ---------              ----------
(State or other jurisdiction      (Commission                (IRS
 Employer of incorporation)       File Number)        Identification No.)



                       80 Richmond St. West, Suite 1604
                            Toronto, Ontario, M5H 2A4
                    (Address of principal executive offices)


                                 (416)-866-8213
                                  -------------
                (Registrant's Executive Office Telephone Number)




Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.


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Item 5.  Other Events and Regulation FD Disclosure.


CHANGE IN BOARD OF DIRECTORS AND OFFICERS
-----------------------------------------

Effective May 13,2002 Gary Risidore resigned as President and as a Director of the Company. Such resignation was not the result of any disagreement with the Company's operations, policies, or practices.


Effective May 13,2002 Alan Irwin B.A., LlB. , currently a Director of the Company , was appointed President.


Item 6.  Resignations of Registrant's Directors.

               Not applicable.

Item 7.  Financial Statements and Exhibits.

               Not applicable.

Item 8.  Change in Fiscal Year.

               Not applicable.

Item 9.  Regulation FD Disclosure.

               Not applicable





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Crown International Inc./FL
Dated: May 17, 2002
                                    By  /s/  Alan Irwin
                                        ----------------------------
                                        Name: Alan Irwin
                                              President


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